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Wakefield Managed Futures Strategy Fund

(“Wakefield Fund”)

Class	A	shares	WKFAX
Class	C	shares	WKFCX
Class	I	shares	WKFIX

PROSPECTUS

September 5, 2012

Advised by:
Wakefield Advisors, LLC 700 Seventeenth Street
Suite 2400
Denver, CO 80202

www.WakefieldFunds.com	1-855-243-1815

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective: The Wakefield Fund seeks to generate absolute returns.

Fees and Expenses of the Wakefield Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Wakefield Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Wakefield Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Wakefield Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)		1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None	None	None
Redemption Fee (as a % of amount redeemed if sold in less than 60 days)		1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees		0.25%	1.00%	0.00%
Other Expenses (1)		0.65%	0.65%	0.65%

Subsidiary Expenses	0.11%
Remaining Other Expenses	0.54%
Total Annual Fund Operating Expenses		2.30%	3.05%	2.05%
Fee Waiver and Reimbursement (2)		(0.16)%	(0.16)%	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement		2.14%	2.89%	1.89%

(1)

Based on estimated amounts for the current fiscal year. Other Expenses do not include the cost of investing in underlying funds, like commodity pools, that are not investment companies. The Wakefield Fund estimates that underlying fund expenses, if presented, would be 0.25%. This estimate does not include performance-based fees, which cannot be meaningfully estimated. The expenses of the Wakefield Fund’s wholly-owned subsidiary are consolidated with those of the Wakefield Fund.

(2)

The Wakefield Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual fund operating expenses (including organizational and offering costs) after fee waiver and/or reimbursement (exclusive of any taxes, 12b-1 fees, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, if any, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.89% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Wakefield Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Wakefield Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

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Example also assumes that your investment has a 5% return each year and that the Wakefield Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$780	$1,238
C	$292	$927
I	$192	$627

Portfolio Turnover: The Wakefield Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Wakefield Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Wakefield Fund’s performance.

Principal Investment Strategies: The Wakefield Fund seeks to achieve its investment objective by allocating its assets using two principal strategies:

—	“Managed Futures” Strategy

—	“Fixed Income” Strategy

The Managed Futures strategy is designed to capture returns related to price movements throughout the global commodity, currency and financial markets by investing in securities of (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) that invest in such markets. Underlying Funds are generally regulated by the Commodity Futures Trading Commission (“CFTC”) as commodity pool operators. Although some Underlying Funds are publicly traded, many offer their securities through private placements without registration with the Securities and Exchange Commission (“SEC”). Underlying Funds are not mutual funds, and in most circumstances, the CTFC does not impose any direct leverage limits on Underlying Funds. Additionally, Underlying Funds are not, and the Wakefield Fund will not invest in, investment funds that are commonly known as hedge funds. Each Underlying Fund invests according to its manager’s sub-strategy, long or short in one or a combination of: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products. The Wakefield Fund also invests in swap contracts and structured notes with returns linked to global commodity, currency and financial markets. These derivative instruments are used as substitutes for securities, interest rates, currencies and commodities and for hedging. However, the Wakefield Fund limits its exposure to commodities to no more than 100% of its net asset value. The adviser selects counterparties it believes to be credit-worthy based on measures of financial strength: debt leverage, interest expense coverage ratio and/or credit rating from Moody’s Investors Service, Inc. (“Moody’s”) or another national

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recognized statistical rating organization (“NRSRO”). The Wakefield Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. Security investments are made without restriction as to the issuer’s country.

The Wakefield Fund’s objective of “absolute returns” refers to a strategy that pursues returns independent of a traditional benchmark, like a stock or bond index, by investing in alternative asset classes. Managed Futures is a strategy within the “alternative investment” asset class, and generally refers to an actively managed investment approach in which a professional portfolio manager manages assets directly or through Underlying Funds, utilizing a proprietary trading program and/or discretionary methodology. Depending on the specific focus and trading approach of the Wakefield Fund or an Underlying Fund, portfolio diversification could be limited to a certain market/sector or may represent a globally diversified portfolio mix consisting of a wide array of futures, options and foreign exchange contracts. The Wakefield Fund’s adviser anticipates delegating management of a portion of the Wakefield Fund’s Managed Futures strategy to one or more sub-advisers. The adviser will hire sub-advisers, subject to shareholder approval. However, if a “Manager of Managers” exemptive order, as described below, is granted by the SEC shareholder approval of a sub-adviser will not typically be required, unless management fees increase.

The Wakefield Fund executes its Managed Futures strategy primarily by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Island domiciled subsidiary (the “Subsidiary”). Through the Subsidiary, the Wakefield Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Wakefield Fund. The Subsidiary is not subject to the same depth of regulation as an SEC-registered fund. Cayman Island regulations impose fewer restrictions on Board composition, affiliated transactions, leverage, investment liquidity and custodial arrangements. The Subsidiary invests the majority of its assets in Underlying Funds, derivative contracts (including swaps), and structured notes. The Subsidiary is subject to the same investment restrictions as the Wakefield Fund, when viewed on a consolidated basis. However, the Wakefield Fund may also make Managed Futures investments outside of the Subsidiary. The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Wakefield Fund will allocate approximately 25% of its assets to the Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy. However, as market conditions change the portion allocated may be higher or lower.

The Fixed Income strategy, considered a “traditional investment” asset class designation, is designed to produce absolute returns (positive) from interest income and capital appreciation, while preserving capital and diversifying the returns from the Managed Futures strategy. The Fixed Income strategy is executed by investing primarily in investment grade securities including: (1) obligations issued by the U.S. Treasury or guaranteed by the U.S. Government, (2) obligations issued by U.S. Government-Sponsored Enterprises (“GSEs”), (3) corporate bonds and notes of U.S. and foreign issuers (including 144A securities), (4) asset-backed securities (“ABS”), (5)

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mortgage-backed securities (“MBS”), (including collateralized mortgage obligations (“CMOs”)), (6) municipal securities, (7) commercial paper issued or guaranteed by U.S. or foreign corporations, (8) obligations of domestic and foreign commercial banks: bankers acceptances, certificates of deposit, time deposits and bank notes, and (9) repurchase agreements fully collateralized by U.S. Government and/or GSE securities. Fixed income derivative instruments: futures, options and swaps may be used as substitutes for fixed income securities.

The Wakefield Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency, Moody’s or Standard & Poor’s Ratings Group (“S&P”), or other NRSRO, or , if unrated, determined to be of comparable quality. However, the fixed income portion of the Wakefield Fund’s portfolio is invested without restriction as to individual issuer country, type of entity, capitalization or the maturity of an individual security. Investments are made primarily in short term to medium term instruments ranging from 0 to 7 years in maturity with an emphasis on 0 to 3 years. The Wakefield Fund’s adviser delegates management of the Wakefield Fund’s Fixed Income strategy to a fixed-income sub-adviser.

ADVISER’S INVESTMENT PROCESS

Adviser’s Investment Process

The selection of Underlying Funds, derivatives (including swaps), structured notes and Managed Futures strategy sub-adviser candidates for the Wakefield Fund revolves around the adviser’s core investment management approach and involves disciplined processes and extensive analysis. Sub-advisers and those Underlying Funds with managers who have met strict qualitative and quantitative review are considered candidates for the Wakefield Fund’s composite portfolio. Sub-advisers and Underlying Fund managers may be commodity trading advisers (“CTAs”), some of whom may be registered with the Commodity Futures Trading Commission.

The adviser’s investment process is comprised of five stages:

I.	Underlying Fund, Swap, Structured Note and Managed Futures Strategy Sub-Adviser Sourcing

The adviser’s sourcing methodology used to identify sub-adviser and Underlying Fund, swap and structured note candidates includes a proprietary internal database, industry databases as well as industry sources and networking channels. These sources combined with the fact the principals of the adviser each have over twenty years of direct experience in the alternative investment industry provide essential resources and tools when identifying qualified candidates and constructing a diversified composite portfolio.

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II.	Research and Due Diligence Review

Research and due-diligence are the foundation of the advisers’ investment method. The comprehensive review process includes but is not limited to Preliminary Background Checks, Quantitative and Qualitative Analysis, Operational Review, Performance Assessment, Audit Verification, Legal and Compliance Review and Ongoing Monitoring of sub-advisers and Underlying Fund-related parties.

III.	Underlying Fund / Managed Futures Strategy Sub-Adviser Selection and Portfolio Construction

When designing the multiple sub-adviser / Underlying Fund composite portfolio mix, the adviser’s proprietary research and analysis focuses on the interrelationships among each sub-adviser / Underlying Fund and investment manager. The contribution of each sub-adviser / Underlying Fund, swap, structured note and manager is assessed and incorporated into the composite portfolio selection process. The adviser’s Investment Committee chooses the composite portfolio mix with the objective of constructing a diversified, multi-manager portfolio designed to offer more consistent performance potential with less volatility than that of any individual sub-adviser / Underlying Fund or manager alone.

IV.	Active Asset Management

Over twenty years of practical experience has proven that at different times, market conditions favor different strategies and trading programs. The adviser actively manages and strategically re-balances portfolio assets to avoid being heavily concentrated with the sub-advisers / Underlying Funds or managers, swaps or structured notes that performed best in the past. The adviser actively manages and strategically re-balances portfolio assets with the objective of mitigating performance whipsaws, performance retracement and profit “give-back” and enhancing long-term performance.

V.	Ongoing Portfolio Monitoring and Review

The adviser incorporates portfolio monitoring and review protocols into the investment process. Prior to receiving any allocation, each selected Underlying Fund or sub-adviser is assigned investment parameters. These parameters are outlined in comprehensive contractual agreements with the Underlying Fund or sub-adviser.

The adviser’s Investment Committee receives and monitors current account and market information daily which provides a transparent portfolio assessment of each swap, structured note, sub-adviser and each

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Underlying Fund and its manager, as well as the Wakefield Fund’s composite portfolio as a whole. The information is reviewed and parameters are monitored for any breaches.

Imposing disciplined monitoring and risk management policies and procedures increases confidence in the following ways:

¡	Speed and efficiency of decision making is substantially enhanced;

¡	Objectivity is increased. The intrusion of emotions and biases which could influence decision-making is eliminated;

¡	Pre-determined and pre-established communication protocols and contractual arrangements allow performance to be evaluated in a quantifiable and precise manner.

Additionally, the adviser communicates with selected sub-advisers, Underlying Fund’s and managers as necessary in addition to conducting scheduled quarterly update reviews. On-site visits to sub-advisers, Underlying Funds and managers are conducted at least annually.

The adviser sells securities in the Wakefield Fund’s portfolio when it believes the securities have reached a target price, to adjust portfolio asset allocation or when more attractive investments are available. Similarly, the adviser terminates sub-advisers to adjust asset allocation or when more attractive investments are available.

FIXED-INCOME SUB-ADVISER’S INVESTMENT PROCESS

The fixed-income sub-adviser believes that fixed income market inefficiencies create opportunities for active managers to provide positive returns relative to benchmark indices and peer groups. Using a top-down approach, the sub-adviser’s investment team seeks to systematically generate excess returns through actively managed (1) sector, (2) security and (3) yield curve level strategies while containing duration risk.

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Sector selection focuses on identifying portions of the fixed income market that offer the highest yield or expected capital appreciation based upon both credit risk, as measured by the Moody’s and/or S&P rating; and on a business cycle forecast.

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Yield curve management focuses on selecting securities with maturities that have the highest yield and/or highest potential capital appreciation, when compared to securities with shorter or longer maturities.

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Security selection focuses on identifying specific securities that offer the highest yield or expected capital appreciation when compared to a peer group of securities with similar credit quality and maturity.

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The sub-adviser looks to capitalize on these inefficiencies by identifying economic and market cycles, rotating sector allocations among investment grade “spread” sectors, positioning investments on attractive segments of the yield curve, and selecting liquid securities from asset classes outside the money market universe. The sub-adviser constructs a portfolio within this framework by broadly diversifying across various fixed income sectors (U.S. Treasury, U.S. agency, corporate, securitized, and money market) with opportunistic allocations to the municipal and inflation-linked sectors. Risk is evaluated and managed at both the strategy and portfolio levels.

The sub-adviser sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

Manager of Managers Order

The Wakefield Fund and the adviser have requested, or intend to request, that the Securities and Exchange Commission grant an order that allows the adviser to hire a sub-adviser or sub-advisers without shareholder approval (the “Order”). However, if the adviser hires a sub-adviser that is to be paid directly by the Wakefield Fund rather than by the adviser out of its compensation, shareholder approval will be required. Until that Order is granted, shareholder approval is required if the adviser hires a sub-adviser or sub-advisers. However, there is no guarantee that the Order will be issued.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Wakefield Fund. Many factors affect the Wakefield Fund’s net asset value and performance.

The following risks apply to the Wakefield Fund’s direct investments in securities and derivatives as well as the Wakefield Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

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ABS, MBS and CMO Risk: ABS, MBS and CMOs are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Wakefield Fund may have to reinvest prepayment proceeds at a lower interest rate. Certain CMOs may be less susceptible to this risk because of structural protections such as prepayment lock out periods or payment priority.

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Commodity Risk: Investing in the commodities markets may subject the Wakefield Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Wakefield Fund, resulting in losses to the Wakefield Fund. In addition, the credit quality of securities held by the Wakefield Fund may be lowered if an issuer’s financial condition changes.

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Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Short positions are subject to potentially unlimited liability. Purchased options may expire worthless. Over the counter derivatives, such as swaps, are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Wakefield Fund’s losses.

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Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

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Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Wakefield Fund is long or short. Credit risk results because a currency trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk: Using derivatives to increase the Wakefield Fund’s combined long and short exposure creates leverage, which can magnify the Wakefield Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Wakefield Fund’s share price.

•	Limited History of Operations: The Wakefield Fund is a new mutual fund and has a limited history of operation. In addition, the adviser has not previously managed a mutual fund.

•	Liquidity Risk: Liquidity risk exists when particular investments of the Wakefield Fund would be difficult to purchase or sell, possibly preventing the Wakefield

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Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Wakefield Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk: The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Wakefield Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

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Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Wakefield Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Wakefield Fund’s investments goes down, your investment in the Wakefield Fund decreases in value and you could lose money.

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Short Position Risk: The Wakefield Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument. The Wakefield Fund’s losses are potentially unlimited in a short position transaction.

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Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Wakefield Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Wakefield Fund. However, because the Subsidiary is a controlled foreign corporation any income received from its investments in the Underlying Funds will be passed through to the Wakefield Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Underlying Funds Risk: Underlying Funds are subject to management and other expenses, which will be indirectly paid by the Wakefield Fund. Management expenses are typically 0% to 2% of an Underlying Fund’s assets and may typically include additional performance-based compensation of up to 20% of profits. As a result, the cost of investing in the Wakefield Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund will pay performance based fees, if any, to each manager without regard to the performance of other managers and the Underlying Fund’s overall profitability. Each Underlying Fund’s strategies are subject to specific risks, depending on the nature of the fund or strategy. Performance based fees may be paid to each manager of a multiple-manager or multi-advisor Underlying Fund without regard to the performance of other managers or advisors, or the Underlying Fund’s overall profitability.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Cayman Island regulations impose fewer restrictions on Board composition, affiliated transactions, leverage, investment liquidity and custodial arrangements. Changes in the laws of the United States and/or the Cayman Islands, under which the Wakefield Fund and the Subsidiary, respectively, are organized, could result in the inability of the Wakefield Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Wakefield Fund and its shareholders. Your cost of investing in the Wakefield Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance: Because the Wakefield Fund has less than a full calendar year of investment operations, no performance information is presented for the Wakefield Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.wakefieldfunds.com or by calling 1-855-243-1815.

Investment Adviser: Wakefield Advisors, LLC

Investment Adviser Portfolio Managers: Patrick J. Kane, Chairman of the adviser, Patrick F. Hart III, President and Chief Executive Officer of the adviser, and Michael B. Egan II, Executive Vice President of the adviser have served the Fund as its portfolio managers since it commenced operations in 2012.

Investment Sub-Adviser: Logan Circle Partners, L.P.

Sub-Adviser Portfolio Managers: Scott Pavlak, CFA, and Peter Mahoney, each a Portfolio Manager of the sub-adviser, have served the Wakefield Fund as a portfolio manager since it commenced operations in 2012.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Wakefield Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, or through your broker. Redemptions will be paid by ACH, check or wire transfer. The minimum initial investment amount for Class A and Class C shares is $5,000 for regular accounts and $2,500 for retirement accounts. The minimum initial investment in Class I shares is $100,000. The minimum subsequent investment amount for all classes is $500. The Wakefield Fund or its adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Wakefield Fund, whether you reinvest your distributions in additional Wakefield Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or

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401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Wakefield Fund through a broker-dealer or other financial intermediary (such as a bank), the Wakefield Fund and its related companies may pay the intermediary for the sale of Wakefield Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Wakefield Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Wakefield Fund seeks to generate absolute returns. The investment objective of the Wakefield Fund may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Managed Futures strategy is designed to capture returns related to price movements throughout the global commodity, currency and financial markets by investing in securities of (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) that invest in such markets. Underlying Funds are generally regulated by the Commodity Futures Trading Commission (“CFTC”) as commodity pool operators. Although some Underlying Funds are publicly traded, many offer their securities through private placements without registration with the Securities and Exchange Commission (“SEC”). Most Underlying Funds do not trade in the secondary market and, therefore, may have limited liquidity. Underlying Funds are not mutual funds, and in most circumstances, the CTFC does not impose any direct leverage limits on Underlying Funds. Additionally, Underlying Funds are not, and the Wakefield Fund will not invest in, investment funds that are commonly known as hedge funds. Each Underlying Fund invests according to its manager’s sub-strategy, long or short in one or a combination of: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products. The Wakefield Fund also invests in swap contracts and structured notes with returns linked to global commodity, currency and financial markets. These derivative instruments are used as substitutes for securities, interest rates, currencies and commodities and for hedging. However, the Wakefield Fund limits its exposure to commodities to no more than 100% of its net asset value. The adviser selects counterparties it believes to be credit-worthy based on measures of financial strength: debt leverage, interest expense coverage ratio and/or credit rating from Moody’s Investors Service, Inc. (“Moody’s”) or

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another national recognized statistical rating organization (“NRSRO”). The Wakefield Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. Security investments are made without restriction as to the issuer’s country.

The Wakefield Fund’s objective of “absolute returns” refers to a strategy that pursues returns independent of a traditional benchmark, like a stock or bond index, by investing in alternative asset classes. Managed Futures is a strategy within the “alternative investment” asset class, and generally refers to an actively managed investment approach in which a professional portfolio manager manages assets directly or through Underlying Funds, utilizing a proprietary trading program and/or discretionary methodology.

Subsidiary

The Wakefield Fund will execute its Managed Futures strategy, primarily, by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Funds, derivatives, structured notes and/or futures selected by the adviser. Subject to shareholder approval or pursuant to the Manager of Managers order (if granted), the adviser may engage one or more sub-advisers that may also be CTAs. Typically, Underlying Funds are not traded on an exchange. The Subsidiary will also invest in fixed income securities which serve as futures collateral. However, the Wakefield Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Wakefield Fund, when viewed on a consolidated basis. By investing in commodities indirectly through the Subsidiary, the Wakefield Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Wakefield Fund. Specifically, the Subsidiary is expected to provide the Wakefield Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Wakefield Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Wakefield Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Wakefield Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Wakefield Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. Because a private letter ruling applies only to the taxpayer to whom it is issued, the Wakefield Fund is not entitled to rely upon the private letter rulings issued to other mutual funds. The Wakefield Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. However, the Wakefield Fund currently does not intend to request a private letter ruling from the Internal Revenue Service. To satisfy the 90%

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income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Wakefield Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Wakefield Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Wakefield Fund include the Subsidiary, unless the context does not so require. Cayman Island regulations impose fewer restrictions on Board composition, affiliated transactions, leverage, investment liquidity and custodial arrangements. However, the Subsidiary will be managed to comply with the Investment Company Act of 1940 with respect to Board composition, custody and when measured on a consolidated basis with the Fund, leverage and liquidity restrictions. The Subsidiary will follow the same compliance policies and procedures, as the Wakefield Fund.

Principal Investment Risks:

The following risks apply to the Wakefield Fund’s direct investments in securities and derivatives as well as the Wakefield Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

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ABS, MBS and CMOs Risk: ABS, MBS and CMOs are subject to credit risk because underlying loan borrowers may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. MBS default rates tend to be sensitive to these conditions and to home prices. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Wakefield Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

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Commodity Risk: The Wakefield Fund’s exposure to the commodities markets may subject the Wakefield Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility,

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changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Wakefield Fund, resulting in losses to the Wakefield Fund. In addition, the credit quality of securities held by the Wakefield Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Wakefield Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Wakefield Fund, thereby reducing the value of your investment in Wakefield Fund shares. In addition, default may cause the Wakefield Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Wakefield Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Wakefield Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Wakefield Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Wakefield Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Wakefield Fund, this default will cause the value of an investment in the Wakefield Fund to decrease. In addition, to the extent the Wakefield Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Wakefield Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Wakefield Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Wakefield Fund.

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Derivatives Risk: The Wakefield Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Wakefield Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices

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are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Wakefield Fund. The use of leverage may also cause the Wakefield Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Wakefield Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Wakefield Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Fixed Income Risk: When the Wakefield Fund invests in fixed income securities or derivatives, the value of your investment in the Wakefield Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Wakefield Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Wakefield Fund, possibly causing the Wakefield Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Wakefield Fund may also take short positions, through derivatives, if the adviser believes the value of a

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currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Wakefield Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Wakefield Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Wakefield Fund took a short position in the currency.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Foreign Exchanges Risk: A portion of the derivatives trades made by the Wakefield Fund may be take place on foreign markets. Neither existing Commodity Futures Trading Commission (CFTC) regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Fund will be dependent on the success of the managed futures strategies used by its manager. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

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Leverage Risk: Using derivatives to increase the Wakefield Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Wakefield Fund’s share price and make the Wakefield Fund’s returns more volatile. The use of leverage may cause the Wakefield Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Wakefield Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Limited History of Operations: The Wakefield Fund is a new mutual fund and has a limited history of operation. In addition, the adviser has not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts. As a

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result, investors cannot judge the adviser by a mutual fund-specific track record and it may not achieve its intended result in managing the Wakefield Fund.

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Liquidity Risk: The Wakefield Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Wakefield Fund would be difficult to purchase or sell, possibly preventing the Wakefield Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Wakefield Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Management Risk: The net asset value of the Wakefield Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Wakefield Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser’s judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. The Wakefield Fund’s profitability will also depend upon the ability of the adviser to successfully allocate the assets of the Wakefield Fund’s wholly owned Subsidiary among securities that employ managed futures strategies profitably and the sub-adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Wakefield Fund will invest. There can be no assurance that either the securities or derivatives selected by the adviser or the sub-adviser(s) will produce positive returns.

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Market Risk: The net asset value of the Wakefield Fund will fluctuate based on changes in the value of the securities and derivatives in which the Wakefield Fund invests. The Wakefield Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Short Position Risk: The Wakefield Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Wakefield Fund’s overall potential for loss. The Wakefield Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Wakefield Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Wakefield Fund’s short positions is unlimited; however, the Wakefield Fund will be in compliance with Section 18(f) of the 1940 Act to ensure that a Wakefield Fund shareholder will not lose more than the amount invested in

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the Wakefield Fund. Market factors may prevent the Wakefield Fund from closing out a short position at the most desirable time or at a favorable price.

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Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Wakefield Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Wakefield Fund. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation any income received from its investments in the Underlying Funds will be passed through to the Wakefield Fund as ordinary income and reflected on shareholder’s tax Form 1099s as such.

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Underlying Funds: Your cost of investing in the Wakefield Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Wakefield Fund’s direct fees and expenses. Each Underlying Fund will operate independently and pay management and performance based fees, if any, to each manager. Generally, the Underlying Funds will typically pay management fees of 0% to 2% of assets and typical performance fees of up to 20% of each Underlying Fund’s returns. Accordingly, a Underlying Fund manager with positive investment performance may receive performance-based compensation from the Underlying Fund, and thus indirectly from investors, even if the Wakefield Fund’s overall returns are negative. Underlying Funds will employ various actively managed futures strategies that will trade various derivative instruments including (i) futures, (ii) options, (iii) swaps (iv) forwards or (v) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Managed futures strategies involve substantial risks that differ from traditional mutual funds. Additional risks of investing through Underlying Funds, where noted, are described below:

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Additional Risk: The strategy of investing through Underlying Funds could affect the timing, amount and character of distributions to you, and therefore, may increase the amount of taxes you pay. In addition, certain prohibitions or restrictions on the acquisition of assets by the Wakefield Fund may prevent the Wakefield Fund from allocating investments in the manner the adviser considers optimal.

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Management Fees Risk: Underlying Fund management fees typically are based on the leveraged account size (i.e., the amount traded by a manager or advisor (each of which may be a CTA) or Underlying Fund’s adviser) and not the actual cash invested. Depending on whether the Underlying Fund’s manager charges a fixed fee, a performance fee, or a combination of the two, management fees indirectly paid by the Wakefield Fund can typically range from 0.0% to 2.0% of the Wakefield Fund’s assets invested in an Underlying Fund. In addition, performance fees can typically range from 0% to 20% are computed for each Underlying Fund without regard to the

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performance of other managers or advisors to the Underlying Fund. Accordingly, the Wakefield Fund may indirectly pay a performance fee to a an Underlying Fund manager or advisor with positive investment performance, even if the Wakefield Fund’s overall returns are negative.

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Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the strategy or fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Wakefield Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Cayman Island regulations impose fewer restrictions on Board composition, affiliated transactions, leverage, investment liquidity and custodial arrangements. However, the Wakefield Fund wholly owns and controls the Subsidiary. The investments of the Wakefield Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Wakefield Fund or its shareholders. The Wakefield Fund’s Board has oversight responsibility for the investment activities of the Wakefield Fund, including its investment in the Subsidiary, and the Wakefield Fund’s role as the sole shareholder of the Subsidiary. Also, the adviser, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Wakefield Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Wakefield Fund and Subsidiary, respectively, are organized, could result in the inability of the Wakefield Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Wakefield Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Wakefield Fund shareholders would likely suffer decreased investment returns.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Wakefield Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Wakefield Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Wakefield Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Wakefield Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Wakefield Fund may also invest a substantial portion of its assets

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in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Wakefield Fund’s policies regarding the release of portfolio holdings information is available in the Wakefield Fund’s Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-243-1815.

MANAGEMENT

Investment Adviser: Wakefield Advisors, LLC, located at 700 Seventeenth Street, Suite 2400, Denver, CO 80202, serves as investment adviser to the Wakefield Fund. Subject to the authority of the Wakefield Fund’s Board of Trustees, the adviser is responsible for management of the Wakefield Fund’s investment portfolio, including through the use of a sub-adviser or sub-advisers. The adviser is responsible for selecting the Wakefield Fund’s sub-adviser(s) and assuring that investments are made according to the Wakefield Fund’s investment objective, policies and restrictions. Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Funds and their managers and oversight of each sub-adviser’s investments. The adviser was established in January 2012 for the purpose of advising the Wakefield Fund and has no other clients. However, the adviser’s portfolio management team has over twenty years of experience each in the structuring and management of alternative investment portfolios including managed futures strategies.

Pursuant to an advisory agreement between the Wakefield Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.40% of the Wakefield Fund’s average daily net assets. The Wakefield Fund’s adviser has contractually agreed to reduce its fees and absorb expenses (including any organizational or offering costs) of the Wakefield Fund until at least October 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, 12b-1 fees, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed the following levels of the daily average net assets attributable to each of class of shares, respectively; subject to possible recoupment from the Wakefield Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Share Class	A	C	I
Expense Limit	1.89%	1.89%	1.89%

Fee waiver and reimbursement arrangements can decrease the Wakefield Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of

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Trustees’ approval of the advisory and sub-advisory agreements will be available in the Wakefield Fund’s first annual or semi-annual shareholder report.

Investment Adviser Portfolio Managers:

Patrick J. Kane,

Chairman

Patrick Kane has served as Chairman of the adviser since its founding in January 2012. Prior to co-founding the adviser, Mr. Kane was the head of alternative investments at Oppenheimer Asset Management until June 2011, overseeing approximately $3 billion in hedge funds and private equity investments. Mr. Kane joined Oppenheimer in 2001 as a senior member of the fund of hedge funds team. Mr. Kane has worked in the alternative investments industry since 1989. Prior to joining Oppenheimer in 2001, Mr. Kane worked for Dunbar Capital Management, a boutique fund of funds manager. Mr. Kane previously worked for Brandywine Asset Management, an alternative investment firm in Thornton, PA. At Brandywine, he was the Director of Trading, responsible for all trading on the managed futures and statistical arbitrage market-neutral equity hedge funds. Before that, he worked for Tricon Investments, an energy focused hedge fund, based in Somerset, NJ. Mr. Kane is also a member of the investment subcommittee that serves the University of Scranton endowment. Mr. Kane holds a Bachelor of Science in Accounting from the University of Scranton.

Patrick F. Hart III,

President and Chief Executive Officer

Patrick Hart has served as President and Chief Executive Officer of the adviser since its founding in January 2012. He also serves as President and Chief Executive Officer of Three Palms, LLC, an investment advisory firm, which he co-founded in 2003.

Mr. Hart has over 26 years of experience in the “Alternative Investment Industry” with a particular emphasis on Managed Futures. He co-founded one of the first multi-advisor futures funds in 1983. Over the course of his career, Mr. Hart through his affiliated entities, has structured, managed and administered “Alternative Investment” strategies, portfolios and products for private and institutional investors worldwide.

In addition to Three Palms, LLC, Mr. Hart has been an owner and Principal of Northfield Trading since March 2007 as well as Strategic Capital Management, LLC since June 2009. Both are registered Commodity Trading Advisors. Mr. Hart is also a Principal of Strategic Fund Management LLC, a Commodity Pool Operator registered in August 2009. He is also Chairman of Pyxis Global Financial Services, LLC (“Pyxis”) that he founded in October 2008. Pyxis provides administration, back/middle office, accounting and reporting services to Alternative Investment managers and funds.

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Mr. Hart served nine years on the Introducing Broker Advisory Committee of the National Futures Association (“NFA”). Additionally, he has served periodically on the NFA Arbitration and Nominating Committees since 1988. Mr. Hart has been a frequent guest speaker at international conferences and symposiums on Alternative Investment Strategies. Moreover, Mr. Hart has contributed to numerous articles in leading investment publications and is a contributing author to the “Handbook of Managed Futures—Performance, Evaluation and Analysis”(McGraw-Hill 1997). Mr. Hart received a B.S. in Economics from Colorado State University in 1983. He holds securities licenses Series 7, 63 and the CFTC/NFA Series 3.

Michael B. Egan II

Executive Vice President

Michael Egan has served as Executive Vice President of the adviser since its founding in January 2012. Since 2003, Mr. Egan has also been a Partner and served as Research Director of Three Palms, LLC.

Mr. Egan brings more than 20 years of Alternative Investment experience to the advisor with a focus on commodity trading advisor research and multi-advisor portfolio construction. Throughout his career with Three Palms, LLC and its affiliated entities, Mr. Egan has conducted comprehensive quantitative and qualitative research on hundreds of managed futures strategies and organizations. The research is used to design, structure and manage Alternative Investment portfolios and products constructed in accordance with either a strategic initiative of the firm or a client specific mandate. Mr. Egan earned a B.A. in Finance from Colorado State University in 1990.

Sub-Adviser: Logan Circle Partners, L.P. (“Logan”), located at 25 Deforest Avenue, Suite 205, Summit, NJ 07901, serves as a sub-adviser to the Wakefield Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Logan is responsible for management of the Fixed Income strategy portion Wakefield Fund’s investment portfolio. Pursuant to a sub-advisory agreement, Logan is paid by the adviser, not the Wakefield Fund. Logan provides investment advisory services to individuals and institutions. As of June 30, 2012 it had approximately $18 billion in assets under management.

Sub-Adviser Portfolio Managers:

Scott Pavlak, CFA

Portfolio Manager

Mr. Pavlak is a member of the portfolio management team at Logan. Prior to joining Logan in November 2008, he was a senior managing director and head of fixed income at Bear Stearns Asset Management (“BSAM”). He joined Bear Stearns & Co. in 1990 and BSAM in 1992, where he was responsible for BSAM’s traditional strategies that

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included Cash, Cash Plus, Short-Term, Intermediate, Core and Core Plus. Prior to joining Bear Stearns, Mr. Pavlak was a vice president and senior investment officer at Beechwood Securities, specializing in fixed income investments. He received a Bachelor of Science degree in finance from Fairleigh Dickinson University and earned an MBA in finance and economics from the Stern School of Business at New York University. Mr. Pavlak is a member of the CFA Institute (formerly AIMR).

Peter Mahoney

Portfolio Manager

Mr. Mahoney is a member of the portfolio management team at Logan. Prior to joining Logan in November 2008, he was the managing director/principal and portfolio manager for the short-intermediate fixed income strategies at Bear Stearns Asset Management. Mr. Mahoney first joined BSAM in 1987, where he served as the director of fixed income until his departure in 1994. He rejoined BSAM as a senior portfolio manager in 1995. Prior to joining BSAM, Mr. Mahoney served as a senior vice president and chief investment officer at Manhattan Life Insurance Company from 1983 to 1987. He received a Bachelor of Arts degree in finance from Indiana University and an MBA in finance from Fairleigh Dickinson University.

The Wakefield Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Wakefield Fund.

Investment Subsidiary

The Wakefield Fund may invest up to 25% of its total assets (measured at the time of purchase) in the Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Funds, futures contracts and fixed income securities that serve as futures collateral. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Wakefield Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Wakefield Fund, you will receive 60 days prior notice of such offer or sale.

As with the Wakefield Fund, the adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Wakefield Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Wakefield Fund. The Subsidiary has also arranged for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Wakefield Fund.

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The Wakefield Fund pays the adviser a fee for its services. The adviser has contractually agreed to advise the Subsidiary without compensation. This undertaking will continue in effect for so long as the Wakefield Fund invests in the Subsidiary, and may not be terminated by the adviser unless it first obtains the prior approval of the Wakefield Fund’s Board of Trustees for such termination. Additionally, shareholders representing a majority of shares would also need to approve compensation paid by the Subsidiary to the adviser. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Wakefield Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Wakefield Fund’s assets. It is also anticipated that the Wakefield Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Wakefield Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Wakefield Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Wakefield Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the Wakefield Fund’s Statement of Additional Information (“SAI”). The Wakefield Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Wakefield Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Wakefield Fund’s financial statements, which are included in the Wakefield Fund’s annual and semi-annual reports. The Wakefield Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Wakefield Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Wakefield Fund, including management,

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administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Wakefield Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Wakefield Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Wakefield Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Wakefield Fund may use independent pricing services to assist in calculating the value of the Wakefield Fund’s investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Wakefield Fund. Because the Wakefield Fund may invest in Underlying Funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of the Wakefield Fund’s portfolio investments may change on days when you may not be able to buy or sell Wakefield Fund shares. In computing the NAV, the Wakefield Fund values foreign investments held by the Wakefield Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Wakefield Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Wakefield Fund prices its shares, the investment will be valued at fair value. For example, if trading in a portfolio investment is halted and does not resume before the Wakefield Fund calculates its NAV, the adviser may need to price the investment using the Wakefield Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Wakefield Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies

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will prevent dilution of the Wakefield Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of the Wakefield Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Wakefield Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Wakefield Fund: Class A, Class C and Class I. The Wakefield Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 37 of this Prospectus. Each class of shares in the Wakefield Fund represents interest in the same portfolio of investments within the Wakefield Fund. There is no investment minimum on reinvested distributions and the Wakefield Fund may change investment minimums at any time. The Wakefield Fund reserves the right to waive sales charges and investment minimums.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Wakefield Fund is $5,000 for regular accounts and $2,500 for retirement accounts. The minimum subsequent investment in Class A shares of the Wakefield Fund is $500 for all accounts. Class A shares are generally available for purchase through financial intermediaries such as broker-dealers, bank trust departments, retirement plans or financial advisors. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the adviser’s or Wakefield Fund’s discretion as described below, apply to your purchases of Class A shares of the Wakefield Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%

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$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below.

The adviser shall reimburse the Wakefield Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Wakefield Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed prior to the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Wakefield Fund’s distributor (ALPS Distributors, Inc.), via your financial intermediary, in writing or other intermediary-approved means and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Wakefield Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases, following notice to the Wakefield Fund, and must be requested in writing, or other means, when you buy your shares.

Shares of the Wakefield Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

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•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•	Shares held directly in the Wakefield Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Wakefield Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Wakefield Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Wakefield Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Wakefield Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Wakefield Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Wakefield Fund’s distributor, via your financial intermediary, that you intend to do so in writing. The Wakefield Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Wakefield Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Wakefield Fund’s shares and their immediate families.

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•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisors).

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Wakefield Fund are part of an omnibus account. A minimum initial investment of $1 million in the Wakefield Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Wakefield Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Class C Shares

Class C shares of the Wakefield Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Wakefield Fund. Class C shares are generally available for purchase through financial intermediaries such as broker-dealers, bank trust departments, retirement plans or financial advisors. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Wakefield Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The adviser shall reimburse the Wakefield Fund in connection with commissions retained by authorized broker-dealers on purchases of Class C shares calculated as follows: 1.00% on all purchases. Investors that purchase Class C shares will not pay any initial sales charge on the purchase. The minimum initial investment in the Class C shares is $5,000 for regular accounts and $2,500 for retirement accounts and the minimum subsequent investment is $500.

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Class I Shares

Class I shares of the Wakefield Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Class I shares are generally available for purchase directly from the Wakefield Fund and through financial intermediaries such as broker-dealers, bank trust departments, retirement plans or financial advisors. This means that 100% of your initial investment is placed into shares of the Wakefield Fund. Class I shares require a minimum initial investment of $100,000 for all accounts and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Wakefield Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Wakefield Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Wakefield Fund’s expenses over time in the Fees and Expenses of the Fund section for the Wakefield Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: Class A and C shares can be purchased through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. To purchase Class I shares directly with the Wakefield Fund send a completed application form to the following address:

Regular Mail

Wakefield Managed Futures Strategy Fund

PO Box 13965

Denver, CO 80201

Overnight Mail

Wakefield Managed Futures Strategy Fund

1290 Broadway, Suite 1100

Denver, CO 80203

The USA PATRIOT Act requires financial institutions, including the Wakefield Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Wakefield Fund in verifying your identity. Until such verification is made, the Wakefield Fund may temporarily limit additional share purchases. In addition, the Wakefield Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Wakefield Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in the Wakefield Fund through brokers or agents who have entered into selling agreements with the Wakefield Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Wakefield Fund. The Wakefield Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Wakefield Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Wakefield Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Wakefield Fund, please call the Wakefield Fund at 1-855-243-1815 for wiring instructions and to notify the Wakefield Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Wakefield Fund will normally accept wired funds for investment on the day received if they are received by the Wakefield Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Wakefield Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Wakefield Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Wakefield Fund account. Please contact the Wakefield Fund at 1-855-243-1815 for more information about the Wakefield Fund’s Automatic Investment Plan.

The Wakefield Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Wakefield Managed Futures Strategy Fund”. The Wakefield Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Wakefield Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: ALPS Fund Services, Inc. the Wakefield Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Wakefield Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Wakefield Fund receives

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your application or request in good order. All requests received in good order by the Wakefield Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

—  the name of the fund and share class

—  the dollar amount of shares to be purchased

—  a completed purchase application and check payable to the “Wakefield Managed Futures Strategy Fund”

HOW TO REDEEM SHARES

Redeeming Shares: Class A and C investors may not redeem shares of the Fund directly. Shares may be redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents. If Class I shares are held directly with the Fund, you may redeem all or any portion of the shares credited to your account be submitting written request for redemption to:

Regular Mail

Wakefield Managed Futures Strategy Fund

PO Box 13965

Denver, CO 80201

Overnight Mail

Wakefield Managed Futures Strategy Fund

1290 Broadway, Suite 1100

Denver, CO 80203

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Wakefield Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-243-1815. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

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The Wakefield Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Wakefield Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Wakefield Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Wakefield Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Wakefield Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Wakefield Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Your bank may impose a fee for the incoming wire.

Redemptions in Kind: The Wakefield Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Wakefield Fund’s assets. The securities will be chosen by the Wakefield Fund and valued at the Wakefield Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Wakefield Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

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The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Wakefield Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Wakefield Fund;
•	you request that a redemption be mailed to an address other than that on record with the Wakefield Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Low Balances: If at any time your account balance in the Wakefield Fund falls below the following amounts per share class

Class	A	C	I
Minimum	$2,500	$2,500	$100,000

the Wakefield Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed. After the notice period, the Wakefield Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF WAKEFIELD FUND SHARES

The Wakefield Fund discourages and does not accommodate market timing. Frequent trading into and out of the Wakefield Fund can harm all Wakefield Fund shareholders by disrupting the Wakefield Fund’s investment strategies, increasing Wakefield Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Wakefield Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Wakefield Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Wakefield Fund investments as their financial needs or circumstances change. The Wakefield Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Wakefield Fund’s “Market Timing Trading Policy;”

•	Rejecting or limiting specific purchase requests;

•	Rejecting purchase requests from certain investors; and

•	Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Wakefield Fund seeks to make judgments and applications that are consistent with the interests of the Wakefield Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Wakefield Fund as described in the Wakefield Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Wakefield Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Wakefield Fund.

The Wakefield Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Wakefield Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Wakefield Fund.

Although the Wakefield Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Wakefield Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Wakefield Fund. While the Wakefield Fund will encourage financial intermediaries to apply the Wakefield Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Wakefield Fund, the Wakefield Fund is limited in its ability to monitor the trading activity or enforce the Wakefield Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Wakefield Fund may not be able to detect market timing that may be facilitated by financial intermediaries

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or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Wakefield Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Wakefield Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Wakefield Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Wakefield Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Wakefield Fund upon request. If the Wakefield Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Wakefield Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Wakefield Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Wakefield Fund.)

The Wakefield Fund intends to distribute substantially all of its net investment income at least quarterly and net capital gains annually. Both types of distributions will be reinvested in shares of the Wakefield Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Wakefield Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Wakefield Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

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On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Wakefield Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Wakefield Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Wakefield Fund is required to withhold taxes if a number is not delivered to the Wakefield Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Wakefield Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: ALPS Distributors, Inc. is the principal underwriter/distributor (the distributor) for the shares of the Wakefield Fund. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Wakefield Fund are offered on a continuous basis.

Distribution Fees: The Wakefield Fund has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A and Class C shares pursuant to which the Wakefield Fund pays the Wakefield Fund’s distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Wakefield Fund’s average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

The Wakefield Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Wakefield Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Wakefield Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The Wakefield Fund’s distributor, its affiliates, and the Wakefield Fund’s adviser and its affiliates may, at their

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own expense and out of their own assets, including their legitimate profits from Wakefield Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Wakefield Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Wakefield Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Wakefield Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Wakefield Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Wakefield Fund at 1-855-243-1815 on days the Wakefield Fund is open for business or contact your financial institution. The Wakefield Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Wakefield Fund has only recently commenced investment operations, no financial highlights are available for the Wakefield Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

38

PRIVACY NOTICE

WAKEFIELD ALTERNATIVE SERIES TRUST

Rev. Nov., 2011

FACTS	WHAT DOES WAKEFIELD ALTERNATIVE SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•    Social Security number and wire transfer instructions

•    account transactions and transaction history

•    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Wakefield Alternative Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Wakefield Alternative Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-855-243-1815

39

PRIVACY NOTICE

WAKEFIELD ALTERNATIVE SERIES TRUST

What we do:
How does Wakefield Alternative Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Wakefield Alternative Series Trust collect my personal information?

We collect your personal information, for example, when you

•  open an account or deposit money

•  direct us to buy securities or direct us to sell your securities

•  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•  affiliates from using your information to market to you.

•  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•  Wakefield Alternative Series Trust’s only affiliate is its investment adviser, Wakefield Advisors, LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

•  Wakefield Alternative Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Wakefield Alternative Series Trust does not jointly market.

40

Wakefield Managed Futures Strategy Fund

Adviser	Wakefield Advisors, LLC 700 Seventeenth Street, Suite 2400 Denver, Colorado 80202	Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Independent Registered Public Accountant	Spicer Jeffries LLP 5251 S. Quebec Street Suite 200 Greenwood Village, CO 80111	Legal Counsel	Thompson Hine LLP 41 South High Street, 17th floor Columbus, OH 43215
Custodian	U.S. Bank, National Association One Federal Street, 3rd Floor Boston, MA 02110	Transfer Agent	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Additional information about the Wakefield Fund is included in the Wakefield Fund’s Statement of Additional Information dated September 5, 2012 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Wakefield Fund’s policies and management. Additional information about the Wakefield Fund’s investments will also be available in the Wakefield Fund’s Annual and Semi-Annual Reports to Shareholders. In the Wakefield Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Wakefield Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Wakefield Fund, or to make shareholder inquiries about the Wakefield Fund, please call 1-855-243-1815 or visit www.WakefieldFunds.com. You may also write to:

Wakefield Managed Futures Strategy Fund

PO Box 13965

Denver, CO 80201

You may review and obtain copies of the Wakefield Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Wakefield Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549.

Investment Company Act File # 811-22612

Wakefield Managed Futures Strategy Fund

a Series of Wakefield Alternative Series Trust

Class	A	shares	WKFAX
Class	C	shares	WKFCX
Class	I	shares	WKFIX

STATEMENT OF ADDITIONAL INFORMATION

September 5, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Wakefield Managed Futures Strategy Fund (the “Fund”) dated September 5, 2012. The Fund’s Prospectus is hereby incorporated by reference (legally made a part of this SAI). You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s transfer agent, ALPS Fund Services, Inc., 370 17th Street, Suite 3100, Denver, CO 80202 or by calling 1-855-243-1815. You may also obtain a Prospectus by visiting the Fund’s website at www.WakefieldFunds.com.

THE FUND

The Wakefield Managed Futures Strategy Fund is a series of Wakefield Alternative Series Trust, a Delaware statutory trust organized on September 30, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally, on a per-class basis, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust. The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Objective” and “Principal Investment Strategies and Related Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Wakefield Advisors, LLC (the “Adviser “) and Logan Circle Partners, L.P. (the “Sub-Adviser” or “Logan Circle”) may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Non-Principal Investments

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ( “ADRs “), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

The Fund may purchase emerging market securities including ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Securities of Other Investment Companies

The Fund’s investments in exchange-traded funds, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of the Fund’s assets in any single such investment company, and 3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses The Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, The Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser or Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

High Yield Securities

The Fund may invest up to 10% of net assets in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds are typically sold without registration under the Securities Act of 1933, as amended (“1933 Act “), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with a Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund will recall securities to vote on material shareholder issues.

Credit Default Swaps.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Additional Information About Principal Investments

Foreign Securities

General

The Fund may invest in foreign securities including exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities. “ These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs “), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund limits investments in stripped mortgage securities to 10% of net assets.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO “ class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of MBS with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New

York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ( “covered “) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Additional Risks

Risk of Potential Government Regulation of Derivatives.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act “) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Commodity Pool Operator Regulation

The Trust, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, neither the Fund nor the Subsidiary is subject to registration or regulation as a commodity pool operator. In January 2011, the CFTC published for comment a proposed amendment to certain of its rules that govern commodity pools. If adopted as proposed, the rules would require the Fund, the Subsidiary and the Underlying Pools to be operated by an entity registered with the CFTC as a commodity pool operator and to comply with the various regulations that govern commodity pools.

Specific Risks relating to Managed Futures Trading

•

Commodity Interests Trading Is Speculative. Commodity interest prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

•

Commodity Interests Trading Is Highly Leveraged. The low margin deposits normally required in trading commodity interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a commodity interest may result in an immediate and substantial loss to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred). Like other leveraged investments, any commodity interest trade may result in losses in excess of the amount invested.

•

Commodity Interests Trading May Be Illiquid. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

•

Trading Decisions Based on Technical Analysis. Certain commodity managers use trading programs that use “technical” factors in identifying price moves. The success of technical analysis depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

•

Reliance on Key Personnel. Many Underlying Fund commodity managers and commodity trading advisors (“CTAs”) depend on the services of one or two key persons. If they cannot or will not provide those services, it could adversely affect their ability to trade.

•

Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position. Most commodity managers control the commodity trading of other accounts. All positions and accounts owned or controlled the commodity managers and their principals are combined for position limit and accountability level purposes. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that a commodity manager will have to modify its trading instructions, and that positions held for the Fund will have to be liquidated. That could have a negative effect on the Fund’s profitability.

•	Increase in Amount of Funds Managed. If any commodity manager manages more money in the future, including money from the Fund, such additional funds could affect its performance or trading strategies.

•

Changes in the Number of Available Futures Contracts and Related Options. U.S. and foreign exchanges have established new futures and options contracts in the past few years. This trend could continue. A commodity manager’s trading strategy might not be successful trading those new contracts.

•

Other Clients of the Commodity Managers. The commodity managers and CTAs manage other accounts. This increases the competition for the same trades which the Fund makes. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the commodity managers.

•

Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker’s customers. In addition, even if a commodity broker adequately segregates the Fund’s assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the commodity broker fail to satisfy deficiencies in such other customer’s account.

•

Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations. Trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund’s trading might be on foreign markets.

•	Trading in Over the Counter Instruments. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

•

Exchange for Physicals. The Fund may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are a form of lending by the Fund. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.

Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Underlying Funds

The Fund invests a portion of its assets directly, or through the Subsidiary, in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles (“Underlying Funds”). Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Funds use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the “nominal trading level”) the Underlying Fund’s margin requirement may be $10,000,000. The Underlying Fund can either deposit $200,000,000 to “fully fund” the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds. In addition, the leverage may make the Underlying Pools subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund. However, additional funds to meet margin calls are available only to the extent of the Underlying Fund’s assets and not from the Subsidiary or the Fund. Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Fund has assets of $50 million. The Underlying Fund is notionally funded and uses a nominal trading level of $200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund’s trading account.

Additionally, Underlying Funds are not, and the Wakefield Fund will not invest in, investment funds that are commonly known as hedge funds. Hedge funds are investment pools that invest primarily in securities and rely upon an exclusion from the definition of investment company under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act and typically offer their securities privately without registration under the Securities 1933 Act, in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors.

The Underlying Funds are typically offered privately and no public market for such securities will exist. However, shares of some Underlying Funds are redeemable at intervals of one week or less.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over the counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by

Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary “), which is expected to invest (through Underlying Fund investments and directly) primarily in commodity and financial futures and option contracts, as well as in swap contracts, structured notes and in fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

As a diversified Fund, the Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. The Fund defines non-U.S. Government agency (private) residential mortgage-backed securities as an industry, defines non-U.S. Government agency (private) commercial mortgage-backed securities as an industry and defines each commodity as an industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments), except that the Fund may purchase and sell commodity futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments. The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the

Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and Sub-Adviser to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

ALPS Fund Services, Inc. ALPS Fund Services, Inc. is the administrator, fund accountant and transfer agent for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Pyxis Global Financial Services, LLC. Pyxis Global Financial Services, LLC is an administration support provider and fund sub-accountant for the Fund’s Subsidiary; therefore, its personnel have full daily access to the Subsidiary’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Spicer Jeffries LLP. Spicer Jeffries LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser and Sub-Adviser (“Independent Trustees “). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Patrick J. Kane, who has served as the Chairman of the Board since the Trust was organized in 2011. Mr. Kane is an interested person by virtue of his controlling interest in Wakefield Advisors, LLC (the Trust’s investment adviser for the Fund). The Board of Trustees is comprised of Mr. Kane and three Independent Trustees. The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer) are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Kane and three Independent Trustees with a standing independent Audit Committee with a separate chair, Paul E. Olin. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Kane has over 20 years of business experience in the financial services industry, serving as an executive for asset management companies as well as a registered representative for brokerage firms. Additionally, Mr. Kane is a member of the investment sub-committee that serves the University of Scranton endowment and holds a Bachelor of Science in Accounting from the University of Scranton. Mr. Paul E. Olin has over 25 years of business experience in the financial services industry, has served as an executive for an asset management company and has held a number of securities licenses. Mr. Olin presently serves on the board of directors of several commodity pools sponsored by Winton Capital Management, Global Commodities Limited, and Tapestry Asset Management in directorships that began in January 2011. Mr. Olin holds a B.A. degree in economics and business administration from Vanderbilt University. Maryellen Lamb has several years of university-level academic experience with a focus on business and management. Ms. Lamb also has over a decade of professional experience in the financial services industry including serving as an analyst for a large mutual fund complex. Ms. Lamb has several years of board experience through her service on non-profit entity boards. Ms. Lamb holds a B.A. degree from the University of Scranton. Mr. Farley has over 10 years of business experience as an executive including various lengths of service with security consulting and management consulting firms as well as a mining firm. In addition to his executive role with a privately-held mining firm, Mr. Farley serves as a member of the Board of Directors. Mr. Farley holds a Bachelor’s degree from Providence College.

Overall, each Trustee possesses a strong understanding of the regulatory framework under which investment companies must operate based on years of experience in the financial services industry. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Paul E. Olin Year of Birth: 1954	Trustee, Nov. 2011	Member of the Board of Directors for funds sponsored by Winton Capital Management, Global Commodities Limited and Tapestry Asset Management in directorships that began in January 2011 to present with respect to several commodity pools; None, July 2010 to Dec. 2012; Head of Operational Due Diligence for UBP Asset Management, LLC from November 2004 to June 2010.	1	None
Maryellen Lamb Year of Birth: 1967	Trustee, Nov. 2011	Director of MBA Career Management at The Wharton School of the University of Pennsylvania, August 2011 – Present; Senior Associate Director of The Wharton School, July 2006 – July 2011.	1	None
Timothy R. Farley Year of Birth: 1970	Trustee, August 2012	Business Development Manager, Blackwell Secure (security consultant), 2002 to present; Principal, Dedalus Enterprises (management consultant), 2007 to present.	1	None

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Patrick J. Kane*** Year of Birth: 1967	Trustee, Sept. 2011, Chairman and Treasurer, Nov. 2011.	Chairman, Wakefield Advisors, LLC, Jan. 2012 to present; None, July, 2011 – Dec., 2011; Head of Alternatives, Oppenheimer Asset Management 2001 to 2004; Managing Director, Oppenheimer Asset Management 2004 to June 2011.	1	None
Patrick F. Hart III Year of Birth: 1958	President, Nov. 2011	President and Chief Executive Officer, Wakefield Advisors, LLC, Jan. 2012 to present; President and Chief Executive Officer, Three Palms, LLC, an investment advisory firm, 2003 to present.	n/a	n/a
Michael B. Egan II Year of Birth: 1968	Secretary, Sept. 2011	Executive Vice President Wakefield Advisors, LLC, Jan. 2012 to present; Partner and Research Director, Three Palms, LLC, an investment advisory firm, 2003 to present.	n/a	n/a
Lucas D. Foss Year of Birth: 1977	Chief Compliance Officer, April 2012	Compliance Manager, ALPS Fund Services, Inc., Feb. 2010 to present; Senior Compliance Analyst ALPS Fund Services, Inc. June 2006 to Jan. 2010.	n/a	n/a

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Wakefield Alternative Series Trust.

*** Patrick J. Kane is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his control of the Wakefield Advisors, LLC (the Trust’s investment adviser for the Fund).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held one meeting.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser receives an annual fee of $4,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The table below estimates the amount of compensation the Trustees are expected to earn from the Trust during its first fiscal year. The Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
Patrick J. Kane*	None	None	None	None
Paul E. Olin	$4,000	None	None	$4,000
Maryellen Lamb	$4,000	None	None	$4,000
Timothy R. Farley	$4,000	None	None	$4,000

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act because of his control of the Wakefield Advisors, LLC (the Trust’s investment adviser for the Fund).

** There is currently only one series comprising the Trust.

*** The term “Fund Complex” refers to the Wakefield Alternatives Series Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Patrick J. Kane*	$10,001 to $50,00	$10,001 to $50,00
Paul E. Olin	None	None
Maryellen Lamb	None	None
Timothy R. Farley	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act because of his control of Wakefield Advisors, LLC (the Trust’s investment adviser for the Fund).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. The following provides information about principal and/or control shareholders as of the date of this SAI. Patrick J. Kane and Patrick F. Hart III are each deemed to control the Fund indirectly through controlling interest in the Adviser because each owns one-half of the interests in the Adviser, which owns all the Fund’s shares as of the date of this SAI.

Management Ownership

As the date of this SAI, the Trustees and officers, as a group, indirectly owned 100% of the Fund’s outstanding shares.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser and Advisory Agreement

Wakefield Advisors, LLC, located at 700 Seventeenth Street, Suite 2400 Denver, Colorado 80202, serves as investment adviser to the Fund. The adviser was established in 2011 for the purpose of advising the Fund and has no other clients. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser is controlled by Patrick J. Kane and Patrick F. Hart III because each owns one-half of the interests in the Adviser.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation;

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a 1.40% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses (including organizational and offering costs), other than expenses relating to 12b-1 fees, dividends or interest on securities sold short, acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until October 31, 2013, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Fund Class	Expense Cap	Minimum Duration
Class A	1.89%	October 31, 2013
Class C	1.89%	October 31, 2013
Class I	1.89%	October 31, 2013

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” the Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. The Adviser has contractually agreed to advise the Subsidiary without compensation. This undertaking will continue in effect for so long as the Wakefield Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Wakefield Fund’s Board of Trustees for such termination. Additionally, shareholders representing a majority of shares would also need to approve compensation paid by the Subsidiary to the Adviser.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Logan Circle Partners, L.P. (“Logan”), located at 25 Deforest Avenue, Suite 205, Summit NJ 07901 to serve as Sub-Adviser to the Fund. Adviser will pay to the Sub-Adviser as full compensation a monthly fee at an annual rate equal to 0.15% of the average daily net assets of the first $50 million of sub-advised assets, 0.125% of the average daily net assets of the next $50 million of sub-advised assets, and 0.10% of the average daily net assets in excess of $100 million of sub-advised assets. The Sub-Adviser is responsible for selecting Fixed Income strategy investments and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser is indirectly controlled by Fortress Investment Management Group LLC (“Fortress”), through its majority interests in intermediate entities that ultimately have a direct controlling interest in Logan. Fortress may be deemed to be controlled by Peter Briger, Wesley Edens, Robert Kauffman, Randal Nardone and Michael Novogratz, collectively, who prior to the completion of Fortress’s initial public offering and related transactions directly owned 100% of the Fortress Operating Group units and following completion of the initial public offering and related transactions own a majority of the Fortress Operating Group units and of the Class B shares, representing a majority of the total combined voting power of all of Fortress’s outstanding Class A and Class B shares. The ownership percentage is subject to change based on, among other things, equity offerings and grants by Fortress and dispositions by the principals.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to a Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets allocated to the Fixed Income strategy. The Sub-Adviser is paid by the Adviser not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust’s code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and the Fund’s interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies and a copy of the Sub-Adviser’s proxy voting policies are attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-243-1815; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-855-243-1815 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) located at 1290 Broadway, Suite 1100 Denver, CO 80203, serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on not more than 60 days written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

Patrick J. Kane, Chairman of the Adviser, Patrick F. Hart III, President and Chief Executive Officer of the Adviser, and Michael B. Egan II, Executive Vice President of the Adviser, are portfolio co-managers of the Fund. Scott Pavlak, CFA, and Peter Mahoney, each a Portfolio Manager of the Sub-Adviser, are portfolio co-managers. As of June 30, 2012, they were responsible for the portfolio management of the following types of accounts in addition to the Fund:

Patrick J. Kane Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Patrick F. Hart III Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$7.5	2	$0
Other Accounts	0	$0	0	$0

Michael B. Egan II Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott Pavlak Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$260	0	$0
Other Pooled Investment Vehicles	1	$79	0	$0
Other Accounts	20	$5,034	1	$110

Peter Mahoney Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$260	0	$0
Other Pooled Investment Vehicles	1	$79	0	$0
Other Accounts	20	$5,034	1	$110

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

The Adviser may in the future have responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Adviser may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

The Adviser will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

The Sub-Adviser has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades related to the Sub-Adviser’s assigned portion of the Fund’s assets. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

For instance, the Sub-Adviser may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The Sub-Adviser and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Sub-Adviser may recommend or cause a client to invest in a security in which another client, or possibly a portfolio manager, of the Sub-Adviser has an ownership position. Conflicts potentially limiting a Fund’s investment opportunities also may arise when the Fund and other clients of the Sub-Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.

The Sub-Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Sub-Adviser seeks to purchase or sell the same security for multiple client accounts, the Sub-Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

For services as co-portfolio manager to the Fund, Patrick J. Kane, Patrick F. Hart III, Michael B. Egan II each receive a salary and discretionary bonus and a share in the profits of the Adviser based upon their percentage ownership. For services as co-portfolio manager to the Fund, Scott Pavlak, CFA, and Peter Mahoney each receive a salary and discretionary bonus and a share in the profits of the Sub-Adviser based upon their percentage ownership.

Ownership of Securities.

As of the date of this SAI, Mr. Kane and Mr. Hart each indirectly owned $10,001 to $50,000 shares of the Fund.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest through Underlying Fund investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of WMFS Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors consisting of the following directors:

Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Patrick J. Kane 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202. Year of Birth: 1967	Director Since April 2012	Chairman, Wakefield Advisors, LLC, Jan. 2012 to present; None, July, 2011 – Dec., 2011; Head of Alternatives, Oppenheimer Asset Management 2001 to 2004; Managing Director, Oppenheimer Asset Management 2004 to June 2011.

Paul E. Olin 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202. Year of Birth: 1954	Director Since April 2012	Member of the Board of Directors in directorships that began in Jan. 2011 to present with respect to several commodity pools; None, July 2010 to Dec. 2012; Head of Operational Due Diligence for UBP Asset Management, LLC from November 2004 to June 2010.
Maryellen Lamb 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202. Year of Birth: 1967	Director Since April 2012	Director of MBA Career Management at The Wharton School of the University of Pennsylvania, August 2011 – Present; Senior Associate Director of The Wharton School, July 2006 – July 2011.
Timothy R. Farley 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202. Year of Birth: 1970	Director Since August 2012	Business Development Manager, Blackwell Secure (security consultant), 2002 to present; Principal, Dedalus Enterprises (management consultant), 2007 to present.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. The Subsidiary has also entered into arrangements with U.S. Bank, N.A. to serve as the Subsidiary’s custodian, and with ALPS Fund Services, Inc. to serve as the Subsidiary’s transfer agent. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to advise the Subsidiary without compensation. This undertaking will continue in effect for so long as the Wakefield Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Wakefield Fund’s Board of Trustees for such termination. Additionally, shareholders representing a majority of shares would also need to approve compensation paid by the Subsidiary to the Adviser. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled “Tax Status – Wholly Owned Subsidiary” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the co-portfolio managers who are employees of the Adviser or the Sub-Adviser. The Adviser and Sub-Adviser are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take a series of factors, such as but not limited to the following, into consideration:

o	the best net price available;

o	the reliability, integrity and financial condition of the broker or dealer;

o	the size of and difficulty in executing the order; and

o	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The Fund anticipates a turnover rate of less than approximately 100%.

OTHER SERVICE PROVIDERS

Fund Administration and Accounting

The administrator and fund accountant for the Fund is ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100 Denver, CO 80203. It is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. ALPS is an affiliate of the Fund’s Distributor. For the services rendered to the Fund during the first year of an Administration, Bookkeeping and Pricing Services Agreement, the Fund pay ALPS a fee equal to the greater of $145,000 or 0.05% of average net assets less than $500 million, 0.03% on assets of $500 million to $1 billion and 0.02% on assets over $1 billion. During the second year the minimum fee increases to $165,000.

The administration support provider and fund sub-accountant for the Subsidiary is Pyxis Global Financial Services, LLC, 700 Seventeenth Street, Suite 2400, Denver, Colorado 80202, (“Pyxis”), which is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a fund service agreement (the “Fund Service Agreement”) with the Subsidiary, Pyxis provides administrative support, accounting and pricing services to the Fund’s Subsidiary, subject to the supervision of the Subsidiary’s Board. Pyxis may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of Pyxis or its affiliates. Pyxis is controlled by Patrick F. Hart III, who is also deemed to control the Adviser. Pyxis is paid based the average net notional asset levels of the Subsidiary according to the following schedule. Notionally measured assets, such as futures contracts, are measured by the amount of underlying reference assets to which they pertain. Consequently, notional value is typically many times the amount of cash (such as a margin deposit) required to initiate such an investment.

Asset Levels (Net Asset Value)	Annual Basis Points
$156,000,000 or less	Monthly Minimum $6,500
$156,000,001 to $500,000,000	5.0 BPS
$500,000,001 to $1,000,000,000	3.0 BPS
$1,000,000,001 and greater	2.0 BPS

Because Pyxis is paid based on the notional assets held by the Subsidiary, Mr. Hart has an indirect incentive to allocate Fund assets to the Subsidiary because Mr. Hart would benefit from Subsidiary-related profits generated by Pyxis. The Board of Trustees of the Fund monitors this potential conflict of interest by reviewing quarterly reports of the Fund’s investment in the Subsidiary, the Subsidiary’s portfolio and fees paid to Pyxis.

Transfer Agent

ALPS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement (“Transfer Agency and Service Agreement”) with the Fund. Under the agreement, ALPS is responsible for performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association, One Federal Street, 3rd Floor, Boston, MA 02110 (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custody agreement (the “Custody Agreement”) by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

ALPS also provides a Chief Compliance Officer, Lucas D. Foss, to the Fund as well as related compliance services pursuant to a Chief Compliance Officer Services Agreement between ALPS and the Trust.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ

Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the New York Stock Exchange (“NYSE”) will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed in less than 60 days from purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
o	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010, may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-

term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies “ ( “PFICs “) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund “ ( “QEF election “), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Spicer Jeffries LLP, 5251 S. Quebec Street Suite 200 Greenwood Village, CO 80111, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

Wakefield Managed Futures Strategy Fund

And Subsidiary

Consolidated Statement of Assets and Liabilities

May 24, 2012

ASSETS:
Cash	$ 100,000
Receivable from Advisor for Organizational Cost (Note 1)	35,840
Offering Costs (Note 1)	73,247

Total Assets	209,087

LIABILITIES:
Accrued Organizational Cost	35,840
Accrued Offering Cost	73,247

Total Liabilities	109,087

NET ASSETS	$ 100,000

COMPONENTS OF NET ASSETS:
Paid-in capital	$ 100,000

NET ASSETS	$ 100,000

Pricing of Shares:
Class A
Net Assets	$ 50,000
Shares of beneficial interest outstanding	5,000
Net asset value	$ 10.00
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$ 10.61
Class I
Net Assets	$ 50,000
Shares of beneficial interest outstanding	5,000
Net asset value	$ 10.00

The accompanying notes are an integral part of these statements.

Wakefield Managed Futures Strategy Fund

And Subsidiary

Consolidated Statement of Operations and Change in Net Assets

For the period from November 15, 2011 through May 14, 2012

Expenses:
Organizational Expenses	$35,840

Total Expenses	35,840

Expense Wavier	(35,840)
Net Expenses	0
Net Investment Income	0

Issuance of 5,000 Class A shares	50,000

Issuance of 5,000 Class A shares	50,000

Net Assets	$100,000

The accompanying notes are an integral part of these statements.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -     ORGANIZATION AND REGISTRATION

The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund (the “Fund”). The Fund, approved by the Board of Trustees on November 15, 2011, is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval. The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

As a newly organized entity, the Fund has no operating history. The Fund did not have any operations before May 24, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”) and the creation of its subsidiary as mentioned below. The Class C shares will not be operational on May 24, 2012.

Wakefield Advisors, on behalf of the Fund has assumed organization costs estimated to be $35,840 for the Trust. The Advisor shall be entitled to recoup such amounts for a period of up to three years from the date such amounts were assumed. Offering costs consisting primarily of legal fees related to preparing the initial registration statement, printing expenses for the initial registration statement and blue sky registration fees are deferred and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. The Offering costs are estimated to be $73,247 for the Fund.

NOTE 2 -     SIGNIFICANT ACCOUNTING POLICIES

The Fund’s Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations and Change in Net Assets are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

The net asset value (“NAV”) will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Trustees.

The Fund intends to comply during their initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one series of the Trust are allocated among the respective series based on relative net assets or another appropriate basis. Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of May 24, 2012, the Fund has not made an investment in the Subsidiary.

NOTE 3 -     INVESTMENT ADVISORY AGREEMENT

Wakefield Advisors serves as the investment advisor to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Trust, Wakefield Advisors is entitled to an investment advisory fee, computed daily and payable monthly of 1.40% of the average daily net assets.

The Trust and Wakefield Advisors have entered into an investment sub-advisory agreement with and Logan Circle Partners, L.P. (“Logan Circle Partners” or the “Sub-Advisor”). Pursuant to this agreement, the Advisor pays the Sub-Advisor a monthly fee that varies depending on the amount of assets under the Sub-Advisor’s management.

The Advisor has contractually agreed to waive management fees and/or reimburse the Fund for expenses it incurs, at least until May 24, 2013, but only to the extent necessary to maintain the Fund’s total annual operating expenses (including offering and organization costs) after fee waivers and/or reimbursement (excluding 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) at 1.89% of the average daily net assets with respect to each share class. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

NOTE 4 -     OTHER AGREEMENTS

Distribution Agreement

ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust. The offering of the Fund’s shares is continuous.

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 of the 1940 Act, allows the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares and up to 1.00% of the Fund’s average daily net assets attributable to Class C shares.

Administration, Bookkeeping and Pricing Agreement

ALPS Fund Services, Inc. (“ALPS”) serves as Administrator pursuant to a Fund Accounting and Administration Agreement with the Trust. As such, ALPS provides all necessary administration, bookkeeping and pricing services to the Fund, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

Transfer Agency and Service Agreement

ALPS serves as transfer agent and dividend disbursing agent to the Fund pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, ALPS has agreed to: (i) issue and redeem shares of the Fund; (ii) make dividend payments and other distributions to shareholders of the Fund; (iii) responds to correspondence by the Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund.

Acquired Fund Fees and Expenses

The Subsidiary has entered into a separate contract with Pyxis Global Financial Services, LLC (“Pyxis”) (a related entity to Wakefield Advisors) pursuant to which the Subsidiary pays for fund services at the following notional asset levels and annual rates; notional asset levels of $156,000,000 or less the monthly minimum of $6,500, $156,000,001 to $500,000,000 at 0.05%, $500,000,001 to $1,000,000,000 at 0.03%, and $1,000,000,001 and greater at 0.02%. The fees are due and payable to Pyxis monthly.

Wakefield Advisors is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination.

The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.

NOTE 5 –     SUBSEQUENT EVENTS

The Fund’s management has performed an evaluation of subsequent events through the date the financial statements were issued. The evaluation did not result in any subsequent events that required disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Wakefield Alternative Series Trust

We have audited the accompanying consolidated statement of assets and liabilities of Wakefield Managed Futures Strategy Fund (the Initial Series of the Wakefield Alternative Series Trust hereafter referred to as the “Fund”) as of May 24, 2012 and the related consolidated statement of operations and change in net assets for the period from November 15, 2011 through May 24, 2012. These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above presents fairly, in all material respects, the financial position of Wakefield Managed Futures Strategy Fund as of May 24, 2012 and the results of it operations and change in net assets for the period from November 15, 2011 through May 24, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP

Greenwood Village, Colorado

June 15, 2012

APPENDIX A

WAKEFIELD ADVISORS, LLC PROXY VOTING POLICY AND PROCEDURES

Wakefield Advisors, LLC (“Wakefield”) is the adviser to the Wakefield Alternative Series Trust and its wholly owned subsidiary WMFS Fund Limited. As such, it is periodically called upon to vote securities on its clients’ behalf. In the event that Wakefield is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, the Adviser will vote proxies vote proxies on behalf of its clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Group.

2.	The Operations Group will generally adhere to the following procedures (subject to limited exception):

(a)	A thorough written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

(c)

Prior to voting any proxies, the Operations Group will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Group will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Operations Group will vote the proxy in accordance with the guidelines set forth below. The Operations Group will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Group will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Operations Group, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

In order to fulfill its responsibilities under the Act, Wakefield (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Shareholder Interests. The matter has a positive economic effect on the shareholder value and poses no threat to existing rights of shareholders.

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Group will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Logan Circle Partners, L.P. Proxy Voting Policy and Procedures

ADOPTED July, 1, 2011

Logan Circle Partners, L.P. (“Logan Circle”) is a fixed income manager and the securities purchased for client accounts are predominantly fixed income securities. Accordingly, Logan Circle is seldom if ever called upon to vote securities on clients’ behalf. However, in the event that Logan Circle is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, Logan Circle has adopted this following proxy voting policy and procedures to facilitate the voting of proxies for client accounts.

I. General

This policy defines procedures for voting securities held on behalf of each client for which the Firm has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment that the security represents or to reduce the potential for a decline in the value of the investment that the security represents.

This policy does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Logan Circle’s personnel on a timely basis in pursuit of the above stated voting objectives, and (ii) addressing conflicts of interest, if applicable.

A further element of this policy is that, while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

II. Proxy Voting Procedures

At Logan Circle, Research Analysts are responsible for performing research on the companies and issuers in which Logan Circle invests. The same Research Analyst would be responsible for advising on proxy voting for the issuer, as they would be the most familiar with issuer and company-specific issues. Portfolio Managers may also provide input when appropriate.

The following sets forth the procedures for effectuating proxy voting:

1. Operations shall collect and assemble proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions.

2. Operations shall review the issuer vote agenda, the meeting date and cut-off date in which all votes must be submitted.

3. Operations will promptly forward all applicable research, proxy material, participating accounts and agenda items to the respective Research Analyst, Portfolio Manager and the CCO.

4. The CCO will review the proxy to determine if a conflict of interest is present when voting a particular proxy.

5. The Research Analyst and Portfolio Manager shall review the proxy materials to determine how to vote in the best interests of clients and shall provide voting instructions to Operations.

6. Operations shall provide the voting instructions whether in the form of a proxy statement, electronic or other voting communication to custodians, brokers, nominees, tabulators or others in a manner to permit the voting in a timely manner.

7. Operations is responsible for recording the following information with respect to each proxy vote that relates to a portfolio security held for a client to the extent applicable:

a. The name of the issuer of the portfolio security;

b. The CUSIP number or other identifying number for the portfolio security;

c. The shareholder meeting date;

d. A brief identification of the matter voted on;

e. Whether a vote was cast on the matter; and

f. How the vote was cast for the matter (e.g., for or against the proposal, or abstain, etc.)

8. Subsequent to the vote, the CCO will review the proxy voting records to confirm that all accounts were voted according to this policy and procedures.

III. VOTING GUIDELINES

Logan Circle will review all proxy solicitation materials it receives concerning securities held in a client account for which Logan Circle has investment discretion. Logan Circle will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Logan Circle considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Logan Circle will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Logan Circle believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Logan Circle will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

1. The proposal has a positive economic effect on shareholder value;

2. The proposal poses no threat to existing rights of shareholders;

3. The dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

4. The proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Logan Circle will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

1. The proposal has an adverse economic effect on shareholder value;

2. The proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

3. The proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

4. The proposal is a shareholder initiative that Logan Circle believes wastes time and resources of the company or reflects the grievance of one individual.

Logan Circle will ABSTAIN from voting proxies when it believes that it is appropriate. Logan Circle may abstain from voting or decline a vote in those cases where, in Logan Circle’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote. Logan Circle may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with Logan Circle’s fiduciary duties, Logan Circle would weigh the costs and benefits of voting proxy proposals relating to foreign securities taking into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

IV. CONFLICTS OF INTEREST

Though unlikely, it is possible for conflicts of interest to arise in the context of Logan Circle’s proxy voting. Examples of potential conflicts of interest include but are not limited to:

1. Managing a pension plan for a company whose management is soliciting proxies.

2. Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3. Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

Each Portfolio Manager, Research Analysts and the CCO are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Portfolio Managers and Research Analysts must alert the CCO of any potential conflicts of interest. If a Portfolio Manager or Research Analyst conflict is identified with respect to a given proxy vote, Logan Circle will remove such vote from the conflicted Portfolio Manager or Research Analyst and will instead consider and cast the vote through other means. The Chief Compliance Officer will consult with the General Counsel to determine whether the conflict of interest is material.

In the event that a potential material conflict of interest between Logan Circle and a client does arise and is not addressed by the foregoing procedures, the primary means by which Logan Circle avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients with the intent of maximizing the value of their portfolio holdings. Any material conflicts of interest between Logan Circle and clients with respect to proxy voting shall be resolved in the best interest of clients.

V. VOTING RECORD DISCLOSURE

Logan Circle will provide a copy of these policies and procedures to clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request to the CCO. It is the policy of Logan Circle not to comment on specific proxy votes with respect to securities held for a client in response to inquiries from persons who are not a specifically authorized representative of such client. Logan Circle may authorize comments in specific cases, in its discretion.

I. RECORD KEEPING

Logan Circle shall maintain the following and records relating to the proxy voting:

1. Copies of this policy as from time to time revised or supplemented;

2. A copy of each proxy statement that Logan Circle receives regarding client securities, except that Logan Circle may rely on the Securities and Exchange Commission’s EDGAR database for proxy statements;

3. Voting Results for each client;

4. A copy of any document created by Logan Circle, if any, that was material to making a decision on how to vote proxies on behalf of a client;

5. A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client and Logan Circle’s response thereto; and

6. Client communications that relate to conflicts of interest with respect to proxy votes.

Logan Circle shall maintain and preserve the foregoing records for a period of not less than five years from the end of Logan Circle’s fiscal year during which the last entry was made on the record. Logan Circle may engage one or more service providers to perform any portion of this recordkeeping function provided that: (1) the function is performed in accordance with applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Logan Circle promptly upon request.